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                                      EXHIBIT 10.1

                             LEASE AGREEMENT BY AND BETWEEN

                          KENSINGTON VILLAGE HOLDINGS, LTD. AND

                          BUILDER'S REALTY (CALGARY LTD.) DATED

                      OCTOBER 31, 1996 FOR THE PROPERTY LOCATED AT

                       1982 KENSINGTON ROAD N.W., CALGARY, ALBERTA


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                                   STANDARD LEASE

                                       BETWEEN

                                 KENSINGTON VILLAGE
                                    HOLDINGS LTD.

                                      (Lessor)

                                         AND

                           BUILDERS REALTY (CALGARY) LTD.

                                      (Lessee)

                            FOR 1982 KENSINGTON ROAD N.W

                            NOV. 1, 1996 - OCT. 31, 2001


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THIS LEASE MADE AS OF THIS 31 DAY of October, 1996.

BETWEEN: KENSINGTON VILLAGE HOLDINGS LTD. a duly chartered company under the laws of ALBERTA having its head office at 1982 KENSINGTON ROAD N.W., CALGARY, ALBERTA (herein called the "Landlord")

AND: BUILDERS REALTY (CALGARY) LTD. a duly chartered company under the laws of ALBERTA having its head office at 1982 KENSINGTON RD. N.W. CALGARY herein called the "Tenant")

(herein called the "Covenantor")

WITNESSETH that in consideration of the mutual covenants, conditions and agreements herein contained, the Landlord, Tenant, and Covenantor do agree as follows:

                                    ARTICLE ONE

                                    DEFINITIONS

1.01 DEFINITIONS. In this Lease, unless there is something in the context inconsistent therewith, the Landlord and Tenant agree that:

(a)  "Commencement Date" means the 1st day of NOVEMBER, 1996.

(b) "Building" means that certain building or buildings (and improvements therein and thereon) situated on the Lands and outlined in green in Schedule "A".

(c) "Common Area" means those areas of the Lands and the Building that are designated (which designation may be changed from time to time) by the Landlord as common areas set aside by the Landlord for the common use of the Tenant, its licensees, and invitees, in common with others entitled to the use of such areas in the manner and for the purposes permitted by this Lease. The Common Area includes, without limitation, parking areas, roadways, sidewalks, loading areas, and landscaped areas and improvements thereon, the exterior walls, roof, foundations of the Building, and all other fixtures, fittings, or structural members of the Building which are not included within the Premises or other premises forming a part of the Building which are leased to tenants thereof.

(d) "Common Costs" means the total, without duplication, of the costs incurred by the Landlord for the continued management, operation, maintenance, and repair of the Lands and the Building, including, without limitation, the following:

i. the cost of repairs, maintenance of, and such replacements to the Common Area as are properly chargeable in accordance with generally accepted accounting principles to operating expenses as distinguished from capital replacements or improvements;

ii. the cost of Common Area landscaping and gardening, line repainting, rental of signs and equipment, lighting, security protection, sanitary control, refuse removal, removal of snow and ice, painting, window cleaning, and otherwise maintaining the Common Area of the Building;

The cost of wages paid for maintenance and operating personnel, including, without limitation, payments for Workers' compensation, Unemployment Insurance, vacation pay, Canada Pension Plan, and other fringe benefits, whether or otherwise, but to extent only that such wages are directly attributable to the maintenance , operation, and repair of the Lands and the Building;

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the cost of service contracts with independent contractors in respect of the maintenance, operation, and repair of the Lands and the Building;

the costs of operating, maintaining, repairing, and replacing plumbing, electrical, heating, water, sewer, and other utility systems and services in respect of the Lands and the Building;

the cost of insurance against loss or damage to the Lands and the Building by fire and other perils generally included in so called "Extended Coverage Endorsement" and such other perils which in the reasonable opinion of the Landlord should be insured against, but to limits not exceeding the replacement cost thereof; no representations, covenants, warranties, guarantees, promises, or agreements (verbal or otherwise) with the Tenant other than those contained in this lease; that no agreement collateral hereto will be binding upon the Landlord unless made in writing and signed by the Landlord; and, that this Lease constitutes the entire agreement between the Landlord and Tenant.

19.08 NOTICES. Any notice, request, or demand herein provided or permitted to be given hereunder shall be sufficiently given if personally served or mailed by registered mail as follows:

(a)  to the Landlord: 1982 KENSINGTON ROAD N.W., CALGARY, ALBERTA

(b)  to the Tenant: 1982 KENSINGTON ROAD N.W., CALGARY, ALBERTA

Any notice mailed as aforesaid shall for the purposes of this Lease be presumed to have been given three (3) business days following the day on which such notice is mailed as aforesaid. Any party may at any time give notice in writing to the others of any change of address, and after the giving of such notice the address therein specified will be deemed to be the address of such party for the purpose of giving notices hereunder.

19.09  TIME OF ESSENCE. Time will be of the essence of this Lease.

19.10 SIGNING OF LEASES. The Landlord will not be deemed to have made an offer to the Tenant by furnishing to the Tenant a copy of this Lease with particulars inserted; and, notwithstanding that installments of rent may be received by the Landlord when this lease is received by it for signature to contractual or other rights will exist or be created between the Landlord and Tenant until such time as all parties to this Lease have executed the same.

19.11 RELATIONSHIP. Nothing herein contained will at any time create or be construed as creating a joint venture, partnership, or relationship between the parties other than that of Landlord and Tenant.

19.12 GOVERNING LAW. This Lease will be construed and governed by the laws of the Province of Alberta.

19.13 GENDER. Words in the singular will include the plural, and words in the plural will include the singular, and words in the masculine gender will include feminine and neuter genders where the context so requires.

19.14 COVENANTOR'S CLAUSE. In consideration of the grant of this Lease by the Landlord and, as a condition thereof, the Covenantor hereby covenants with and guarantees to the Landlord the performance and observance of all of the covenants and agreements of the Tenant to be performed or observed by the Tenant hereunder, including the payment of Basic Rent and Additional Rent on the days and at the times and in the manner specified in this Lease and, that if any default be made by the Tenant, whether in payment of Basic Rent or Additional Rent or in compliance with its obligations hereunder, the Covenantor will forthwith indemnify the Landlord on demand for any such default. The Covenantor further covenants with the Landlord that the Covenantor is jointly and severally bound amount themselves and with the Tenant for the fulfillment of all obligations of the Tenant under the Lease, and the Bankruptcy or other act of the Tenant which might or could operate as a release of the Tenant of &II of its obligations hereunder, shall not release or discharge the Covenantor from its covenants herein. In the enforcement of its rights hereunder the Landlord may proceed against the Covenantor as if the Covenantor was named Tenant hereunder. The Covenantor hereby gives

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any rights to require the Landlord to proceed against the Tenant or to proceed against or exhaust any security held from the Tenant or to pursue any other remedy whatsoever which may be available to the Landlord before proceeding against the Covenantor. No neglect or forbearance of the Landlord in endeavoring to enforce observance of the Lease or obtain indemnification as set forth herein, no extension of time which may be given by the Landlord from time to time to the Tenant, and no other act or failure to act by the Landlord shall release, discharge, or in any way reduce the obligation of the Covenantor under the covenants contained herein. In the event of termination of the Lease other than by surrender accepted by the Landlord or in the event of disclaimer of the Lease pursuant to any stature, at the option of the Landlord the Covenantor shall execute a new lease of the Premises demised by the Lease between and Landlord as landlord and Covenantor as tenant for a term equal in duration to the residue of the Term of the Lease remaining unexpired at the date of such termination or such disclaimer. Such lease shall contain the like Landlord's and Tenant's obligations respectively and the like covenants, provisions, conditions, and agreement in all respects (including the provision for re-entry) as are contained in the Lease.

19.15 JOINT AND SEVERAL LIABILITY. If two or more individuals, corporations, partnerships, or other business associations, or any combination of two or more thereof sign this Lease as Tenant, the liability of each such individual, corporation, partnership, or other business association to pay rent and perform all other obligations under this Lease will be deemed to be joint and several. If the Tenant named in this Lease is partnership of other business association, the members of which by law are subject to personal liability, the liability of each such member shall be deemed to be joint in several.

19.16  SPECIAL CLAUSES.

(A) OPTION TO RENEW. If the tenant shall have promptly paid the rent when due hereunder, and shall have observed and performed the Tenant's covenants herein, and shall, after the First day of JUNE, 2001, but on or before the First day of JULY, 2001 by writing to the Landlord has given notice of its desire to have the term of this Lease renewed, the Tenant shall have the term of this Lease renewed for a period of five (5) years upon the conditions herein set forth, except the right to renew, and except as to the Basic Annual Rent during the renewal term which shall be mutually agreed upon

         vii. the cost of public liability insurance against damage or loss by reason (or on account of) bodily injuries to or the death of any person or the destruction of or damage to the property of any person occurring on or about the Lands and Building to such limits as the Landlord may from time to time reasonably determine;

         viii. the cost of rental insurance not to exceed one year's rent from the Lands and the Building against loss of income to the Landlord in the event of damage or destruction to the Lands, the Building, or any part of either by reason of fire or other peril;

         ix. the cost of insurance against other forms of loss or other risk that the Landlord reasonably requires from time to time and which might reasonably be obtained for like properties similarly situated and for amount against which a prudent Landlord would insure itself;

         x. the cost of real property taxes, rates, duties, and assessments that may be levied, rated, charged, or assessed against the Lands and the Building, including, without limitation, all local improvement rates and charges, frontage taxes, water, school, hospital, and other taxes and assessments, both general and special, rates, levies, and impositions, general or specific, ordinary or extraordinary, foreseen or unforeseen, now imposed, assessed, or levied or which may hereafter be imposed, assessed, or levied by any federal, provincial, municipal, regional, school or other statutory authority during the Term for municipal, school or other purposes in respect of the Lands and the Building; and,

         xi. the cost of supplying electricity, water, sewer services, natural gas or other fuel, or utility services to the Lands or the Building.

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         Common Costs shall not include any cost aforesaid incurred by, on behalf of, or at the request of, an individual tenant or tenants and resulting in a benefit to such individual tenant or tenants which is not of general application to all tenants of the Lands. Common Costs shall be determined in accordance with generally accepted accounting principles consistently applied.

(e)  "Gross Rent" means the aggregate of basic rent referred to in Article
3.01 hereof and Additional Rent for Common Costs referred to in Article 3.03 hereof.

(f) "Lands" means the parcel or parcels of land together with the fixtures and appurtenances thereto as more particularly described in SCHEDULE "B" hereto.

(g) "Premises" means that portion of the Building more particularly shown and outlined in red on Schedule "A" hereto.

(h) "Proportionate Share" means for the purposes of this Lease 4 8.9 5%, provided that in the event of any alteration or addition to the Building or the Lands resulting in a greater or lesser rentable area, the Landlord may, from time to time, cause redetermination of the area of the Premises or the area of all or any part of the rentable area of the Building by a qualified quantity surveyor and, thereafter, upon notice to the Tenant. "Proportionate Share" shall thereafter mean that proportion expressed as a fraction, the numerator or which is the area of the Premises in square meters and the denominator of which is the aggregate of all rentable area of the Building in square meters and any certification thereof by a qualified quantity surveyor shall be conclusive and binding thereafter on the parties hereto.

                                  ARTICLE TWO

                                DEMISE AND TERM

2.01 DEMISE. The Landlord, in consideration of the rents, covenants, agreements and conditions herein to be paid, observed, and performed by the Tenants, does hereby demise and lease to the Tenant the Premises.

2.02 TERM. Subject to the terms and conditions of this Lease as hereinafter set forth, the Tenant shall have and hold the Premises for the term of 5 years and 0 months (herein called the "Term") from and including the Commencement Date, being, the 1st day of November, 1996, to and ending on the 31 day of October, 2001.

                                   ARTICLE THREE

                          RENT, TAXES, AND OTHER CHARGES

3.01 BASIC RENT. The Tenant shall pay to the Landlord monthly in advance a rental of $4,750 payable in lawful money of Canada (herein referred to as the "Basic Rent") and all additional rental as hereinafter provided, commencing on the Commencement Date and thereafter on the first day of each and every month of the Term of this Lease without any deduction, defalcation, or abatement save as herein expressly provided. Rental rates as established on #
19.16 (B).

3.02 PREPAID RENT. The Landlord acknowledges receipt from the Tenant of the sum of $4,750 to be applied toward the last 1 months' rent of the Term granted hereunder.

3.03 ADDITIONAL RENT FOR COMMON COSTS. The Tenant shall pay to the Landlord as additional rent the Tenant's Proportionate Share of Common Costs in addition to the Basic Rent hereinbefore provided. The Tenant's Proportionate Share of Common Costs for the portion of the Term commencing on the Commencement Date and ending December 31 of the year of the Commencement Date is estimated to be ($1,583 per month) and the Tenant shall pay such amount to the Landlord in lawful money of Canada in equal monthly installments in advance commencing on the Commencement Date and thereafter on each day fixed for the payment of Basic Rent to and including the first day of

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December in the year of the Commencement Date. Prior to commencement of each ensuing calendar year of the Term, the Landlord shall deliver to the Tenant a statement setting forth the Landlord's reasonable estimate of the Tenant's Proportionate Share of Common Costs for such ensuing calendar year and thereafter during such calendar year the Tenant shall pay to the Landlord monthly in advance on each day fixed for the payment of Basic Rent an amount equal to one-twelfth of the Tenant's Proportionate Share of Common Costs, provided that in the calendar year in which the Term expires the Tenant's Proportionate Share of Common Costs in respect of the calendar year shall be paid proportionately by equal monthly installments over the remainder of the term.

3.04 REPORTING ON TENANT'S PROPORTIONATE SHARE OF COMMON COSTS. As soon as reasonably practical following the end of the period for which such estimate payments of Tenant's Proportionate Share of Common Costs have been made, the Landlord will furnish to the Tenant a statement showing the actual amount of Tenant's Proportionate Share of Common Costs setting forth in reasonable detail Common Costs incurred by the Landlord during such period and the Landlord and the Tenant covenant and agree each with the other that if an overpayment of Tenant's Proportionate Share of Common Costs has been made by the Tenant, the Landlord will credit such amount to the Proportionate Share of Common Costs for the ensuing period and, if there is no ensuing period, such amount shall be paid to the Tenant, and if an amount remains owing to the Landlord in respect of the Tenant's Proportionate share of Common Costs, the Tenant will forthwith pay such amount to the Landlord. The Tenant and the Landlord covenant and agree each with the other that the covenants contained in the Article 3.04 shall survive notwithstanding termination or expiration of this Lease.

3.05 ADDITIONAL RENT FOR MANAGEMENT. The Tenant shall pay to the Landlord as additional rent monthly in advance at the time fixed for payment of Basic
Rent a sum which is 5% of the monthly Gross Rent referred to in 1.01(e) hereof as a management fee to the Landlord for the management services of the Landlord. Same is estimated to be $__________________ per month for the balance of the calendar year of the year of the year of the Commencement Date.

3.06 RECOVERY OF ADDITIONAL RENT. The Tenant's Proportionate Share of Common Costs, the management fee hereinbefore referred to, and any other sum expressed to be payable to the Landlord hereunder as additional rent (herein collectively referred to as "Additional Rent") shall be recoverable by the Landlord from the Tenant in the same manner as Basic Rent reserved and in arrears under the terms hereof.

3.07 INTEREST ON AMOUNTS IN ARREARS. When Basic Rent or any Additional Rent (including interest thereon, if any) payable hereunder by the Tenant to the Landlord is in arrears, the same shall bear interest at the rate of PRIME + 3% per centum per annum and such interest shall be and is agreed to be due and payable on demand as additional rent reserved hereunder.

3.08 TENANT'S TAXES AND OTHER CHARGES. The Tenant will pay, as and when due, to the authority to which same are owing:

         (a) all taxes, licenses, rates, duties, and assessments imposed, assessed, or levied by any lawful authority during the Term and relating to the business carried on in and the use and occupancy of the Premises by the Tenant (and every subtenant and licensee) and relating to personal property and all business and trade fixtures and other improvements owned or installed by or on behalf of the Tenant in, on, or affixed to the Premises, whether any such taxes, licenses, rates, duties, and assessments are payable by law by the Tenant o by the Landlord and whether or not same are allocated separately in respect of the Premises; and,

         (b) all charges, rates, and assessments imposed, assessed or levied by any lawful authority during the Term of electricity, light, heat, power, water, telephone, and utilities of whatsoever nature of kind (including works and services in connection therewith) used in or supplied to the Premises.

         Upon request by the Landlord, the Tenant will deliver promptly to the Landlord, for inspection, receipts for payment of all charges payable by the Tenant pursuant to the Article 3.08 which were due and payable up to one month

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prior to such request, and will furnish to the Landlord, upon request, evidence of payments before the 31st day of January in each covering payments for the preceding year.

3.09 NET LEASE. The Tenant will well and truly pay to the Landlord all Basic Rent and Additional Rent required to be paid by the Tenant pursuant to this Lease without any deduction, defalcation, abatement, or set-off whatsoever, it being the intention of this Lease that all expenses, costs, payments, and outgoings incurred in respect of the Premises, the Lands, and the Building (unless otherwise expressly stipulated herein to the contrary) will be borne by the Tenant and other tenants, and that rent will be absolutely net to the Landlord.

3.10 IRREGULAR PERIODS. If, for any reason, it becomes necessary to calculate Basic Rent or Additional Rent for irregular periods, an appropriate pro rata adjustment will be made on a daily basis in order to compute such rent for such irregular periods as at the date of termination of the Term.

3.11 DISPUTE AS TO COSTS. In the event of any dispute as to the amount of any monies to be paid by the Tenant pursuant to this Lease, the certificate of an independent chartered accountant appointed by the Landlord, determining such amount, will be final and binding on the Landlord and Tenant.
3.12 POST-DATED CHEQUES. The Tenant agrees to deliver to the Landlord upon occupancy pursuant to this Lease a series of post-dated cheques to cover the monthly installments of Gross Rent and Additional Rent for management hereinbefore reserved for the period ending December 31 in the year of the Commencement Date and thereafter prior to January 1 in each year of the Term a series of post-dated cheques to cover the monthly installments of Gross Rent and Additional Rent for Management for each ensuring calendar year or portion thereof of the Term of this Lease.

                                ARTICLE FOUR

              QUALITY OF THE PREMISES AND USE OF THE PREMISES

4.01 EXAMINATION OF PREMISES. The Tenant will examine the Premises prior to commencement of the Term, and the taking of possession of the Premises will be conclusive evidence as against the Tenant that, at the time thereof, the Premises were in good and satisfactory condition, except for latent defects.

4.02 POSSESSION AND USE OF PREMISES. The Tenant will take possession of the Premises on the Commencement Date. The Tenant will not use or permit the Premises or any part thereof to be used for any purpose other than real estate offices without the prior written consent of the Landlord, whose consent will not be unreasonably withheld.

4.03 NO NUISANCE, OVERLOADING, OR WASTE. The Tenant will not, at any time during the Term, carry on or permit to be carried on, in the Premises or elsewhere in the Building anything which is noxious or offensive, and will not do or permit to be done anything whatsoever any time during the Term upon the Premises or elsewhere in the Building which would annoy, disturb, or cause nuisance or damage to the occupiers or owners of Lands and Premises adjoining or in the vicinity of the Premises. The Tenant will not permit any overloading of the floor of the Premises or elsewhere in the Building and will not place thereon any heavy object without the prior written consent of the Landlord. The Tenant will not cause any waste or damage to the Premises.

4.04 SIGNS. The Tenant will not erect, paint, display, place, affix or maintain, or permit to be erected, painted displayed, placed, affixed or maintained, any sign, decoration, pictures, lettering, or advertising matter of any nature or kind whatsoever, either on the exterior walls of the Premises or on the Building or Common Area (including, without limitation, in or on any windows or anywhere in the interior of the Premises which is visible from the outside) without first obtaining the Landlord's written consent in each instance, such consent not to be unreasonably withheld. The Tenant shall, at its cost, acquire all requisite municipal or other governmental permit which may be required to erect or maintain any such approved sign or advertisement, and the Tenant also agrees that any sign or advertisement that is placed or fixed to the exterior or any outside part of the Lands and Building shall be maintained in a proper state of repair and that it will indemnify and hold harmless the Landlord for all personal injuries, property damage, or loss caused from the

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placing or fixing of any such sign or advertisements. Any such approved sign or advertisement is agreed to be a trade or Tenant's fixture, and subject to the provisions of Article 9.04 hereof.

4.05 DELIVERIES AND LOADING. The Tenant will permit deliveries to the Premises, and loading and unloading is to be done only through the loading areas and only in accordance with such rules as the Landlord may from time to time reasonably prescribe.

4.06 WINDOWS. The Tenant will cause the windows of the Premises to be suitably screened and will not permit storage inside of Premises to be visible through such windows.

4.07 NOT TO AFFECT LANDLORD'S INSURANCES. The Tenant will not do, permit to be done, or omit to do, on the Premises or elsewhere in the Building anything which will directly or indirectly cause the rate of insurance upon the Lands and improvements thereon or any part thereof or the Landlord's liability insurance in respect thereof to be increased. If any insurance rate is thereby increased, the Tenant will not store or permit to be stored upon the Premises anything of a dangerous, inflammable or explosive nature or anything which would have the effect of increasing the Landlord's insurance costs or of leading to the cancellation of insurance. If any insurance policy is canceled by an insurer by reason of the use and occupation of the Premises by the Tenant or by an assignee, sub-tenant, or anyone permitted by the Tenant to be on the Premises, then the Landlord may, at is option, terminate this Lease upon fifteen (15) days' written notice, and, thereupon rent and any other payments for which the Tenant is liable under this Lease will be apportioned and paid in full to the date of expiration of such notice, and the Tenant will immediately deliver up vacant possession of the Premises to the Landlord and the Landlord may re-enter and take possession of same and, at its option, and at the expense of the Tenant, may rectify the situation causing such cancellation.

4.08 PREVENTING CANCELLATION. The Landlord, its Employees, or agents may at any time enter upon the Premises to remove any article or remedy any condition, which, in the opinion of the Landlord reasonably arrived at, would be likely to lead to cancellation of any policy of insurance. Such entry by the Landlord will not be deemed to be re-entry nor a trespass.

                                    ARTICLE FIVE

                       ASSIGNING, SUB-LETTING, AND ENCUMBERING

5.01 ASSIGNING AND SUB-LETTING BY TENANT. That the Tenant shall not assign this Lease, nor assign, sub-let, part with, or share possession or occupation of the Premises or any part thereof without the prior written consent of the Landlord, which consent shall not be unreasonably or arbitrarily withheld, provided that neither ail assignment of the Lease, nor a sub-letting, parting with, or sharing with possession or occupation of the Premises, nor the Landlord's consent thereto, shall relieve the Tenant from the covenants and agreements herein contained, the Landlord may as a condition of any such consent require the assignee, sublessee, licensee, or occupant to covenant with the Landlord for the due and faithful performance and observance of the terms of this Lease, including this clause. Notwithstanding the foregoing, any request for the Landlord's consent to an assignment or sub-letting or parting with or sharing possession or occupation of the Premises shall be accompanied by such information as to the proposed assignee, sub-tenant licensee, or occupant's business and financial responsibility as the Landlord may reasonably require, together with the terms of the proposed assignment, parting with, or sharing of possession or occupation; and the Landlord shall have the right, exercisable on its own behalf or on behalf of such party as the Landlord may designate, to take the assignment or sub-lease or otherwise, as the case may be, from the Tenant upon the same terms and conditions as are set forth in this Lease and in any such case this Lease or such portion thereof as is affected by the assignment or sub-lease or otherwise, may at the election of the Landlord be treated as surrendered as of the effective date of such proposed assignment. The Landlord shall have a period of thirty (30) days in which to exercise its aforesaid rights and within which to communicate such exercise to the Tenant, and if not so exercised, the Landlord shall not later than such 30th day, notify the Tenant if it approves or disapproves the assignment, sub-lease, parting with, o sharing the possession or occupation of the Premises. And in the case of approval, the Tenant shall have a period of sixty (60) days thereafter

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in which to assign, sub-lease, part with, or share the possession or occupation of the Premises to the party so named by the Tenant in accordance with the terms and conditions so indicated to the Landlord in the aforesaid notice. In the event that the Tenant does not so assign, sub-let, part with, or share possession or occupation of the Premises within such sixty (60) day period, the Landlord's consent to such assignment, sub-leasing, parting with, or sharing the possession or occupation of the Premises shall be null and void, and the Tenant shall not be permitted to assign, sub-let, part with, or share the possession or occupation of the Premises without again conforming to all the express provisions of the clause.

5.02 CHANGE IN CONTROL. If the Tenant is a private corporation, any sale or other disposition of its shares of security resulting in a change of control of beneficial ownership of such corporation shall be deemed to be an assignment of this Lease and subject to the provisions hereof with respect to assignment by the Tenant.

                                     ARTICLE SIX

                        COMPLIANCE WITH LAWS, BUILDER'S LIENS

6.01 COMPLIANCE WITH LAWS. The Tenant, during the Term and its own expense, will promptly comply and will cause its employees, agents, licensees, invites, and other persons on or about the Premises to comply with the requirements of every applicable law, rule, bylaw, regulation, order, direction, ordinance and standard of every competent federal, provincial, municipal, regional, and other statutory authority in force during the Term and concerning or affecting the condition, maintenance, use, and occupation of the Premises and all improvement, appurtenances, equipment, machinery, and other facilities from time to time therein, thereon, or used in connection therewith and the making of any repairs, replacements, and alterations to the Premises and with every applicable regulation, order, and requirement of the Insurance Bureau of Canada or any successor body having similar functions and of any liability or fire insurance company by which the Landlord and Tenant or either of them may be insured at any time during the Term. And, in doing, the Tenant, subject to Article 7 hereof, will make any necessary alterations, repairs, additions, or deletions in, on or to the Premises, improvements, or appurtenances or any part or parts thereof, and any equipment, machinery, or other facilities in, on, upon, used in connection with, or appurtenant to the Premises or any part thereof.

6.02 BUILDER'S LIENS. The Tenant will not suffer or permit any lien under the Builders' Lien Act or like statute to be filed against title to the Premises or Lands by reason of labour, services, or materials supplied or claimed to have been supplied to the Tenant or anyone holding any interest through or under the Tenant or anyone holding any interest through or under the Tenant during the Term. If any such lien is filed, the Tenant will procure registration of its discharge forthwith after the lien has come to the notice of the Tenant. If the Tenant desires to contest in good faith the amount or validity of any lien and has so notified the Landlord, and if the Tenant has deposited with the Landlord or with a Trustee, or paid into Court to the credit of any lien action, the amount of the lien claimed plus an amount for costs satisfactory to the Landlord, then the Tenant may defer payment of such lien claim for a period of time sufficient to enable the Tenant to contest the claim with due diligence, provided always that neither the Premises nor the Tenant's leasehold interest therein shall thereby become liable to forfeiture or sale. The Landlord may, but will not be obliged to, discharge any lien filed any time if, in the Landlord's judgement, the Premises or the Tenant's interest therein becomes liable to any forfeiture or sale, or is otherwise in jeopardy, and any amount paid by the Landlord in so doing, together with all reasonable costs and expenses of the Landlord, will be reimbursed to the Landlord by the Tenant forthwith on demand. Nothing herein contained will be deemed to authorize the Tenant, or imply consent or agreement on the part of the Landlord, to subject the Landlord's estate and interest in the Premises to any lien.

                                    ARTICLE SEVEN

                       REPAIRS, MAINTENANCE, AND ALTERATIONS

7.01 REPAIR AND MAINTENANCE. The Tenant, throughout the Term at its own expense, will repair, maintain, and keep the Premises and all improvements, appurtenances, and equipment therein and thereon (including, without limitation, all electrical, heating, ventilation, sprinkler, plumbing fixtures and equipment, and windows) in good repair and condition, as is fitting for a comparable quality warehouse and accessory office development and whether such repairs are structural or non-structural, ordinary or extraordinary, foreseen or unforeseen, excepting from such standard of repair and maintenance damage by fire and other risks against which the Landlord is insured, reasonable wear and tear to the extent only that such reasonable wear and tear is not inconsistent with maintenance in good order and condition of Premises generally, and repairs for which the Landlord is responsible under this Lease. "Repairs" shall include replacements and renewals, when necessary.

7.02 INSPECTION AND EMERGENCIES. The Landlord's representatives may enter upon the Premises at all reasonable times and during any emergency to inspect the state of repair and maintenance.

7.03 REPAIRS BY DESIGNATED TRADESPEOPLE. The Tenant, when necessary and whether upon receipt of notice from the Landlord or not, will effect and pay for such maintenance and repairs for which it is responsible and, in so doing, will use subcontractors, contractors, and tradespeople approved by the Landlord in writing, such approval not to be unreasonably withheld.

7.04  REPAIR ACCORDING TO NOTICE. Without restricting the generality of
Article 7.01 hereof, the Tenant, promptly upon notice by the Landlord, will make and do all repairs and maintenance for which it is responsible. If the Tenant fails to repair or maintain with what the Landlord considers to be a reasonable time, then the Landlord may cause such repairs and maintenance to be undertaken (and may cause its employees and agents to enter on the Premises for such purpose). Should the Landlord deem it necessary to undertake any repairs or maintenance, then the Tenant will pay to the Landlord, as a fee for supervision for carrying out the Tenant's obligations, an amount equal to 10% of the monies expended or of the cost of repairs of maintenance carried out by the Landlord, which amount will be in addition to the cost of such work or monies expended.

7.05 ALTERATIONS. Notwithstanding anything to the contrary in this Lease, the Tenant will not make to, or erect in the Premises, any installations, alterations, additions, or partitions without having received the prior written approval of the Landlord to the plan and specifications and any variation or amendment thereof, which approval is not a substitute for the approval of any relevant statutory authority. The Landlord will be entitled to recover from the Tenant the cost of having its architects or engineers examine such plans and specifications.

7.06 CONSTRUCTION AND ALTERATION. The Tenant will construct the installations, alterations, additions, and partitions only in accordance with the approved plans and specifications, in a good and workmanlike manner and

7.07 PAYMENT FOR WORK. The Tenant will pay for all expenses incurred for labour performed upon, and materials incorporated into, the Premises for which it is responsible as same are due.

7.08 LANDLORD'S REPAIRS. Subject to the Landlord's right, in accordance with this Lease, to elect not to rebuilt in the event of damage or destruction, the Landlord, throughout the Term will repair, maintain, and keep the Common Area in good repair and condition, reasonable wear and tear excepted.

                                    ARTICLE EIGHT

                               COMMON AREA AND PARKING

8.01 PARKING. ALL PARKING IS UNASSIGNED. The parking area shall be used for such purpose only at the sole risk of the Tenant, its servants and agents, and provided further that the Landlord shall not be obliged to police usage thereof. The Landlord may, but shall not be obliged to, remove or cause removal of any motor vehicle of the Tenant, its invitees and licensees, parked in areas other than the designated parking area and the Tenant shall pay the costs of any such removal as Additional Rent hereunder.

8.02 STORAGE. The Tenant will not store anything of whatsoever nature of kind on the Common Area of any parking area designated for the exclusive use of the Tenant.

8.03 NUISANCE. The Tenant will not do anything which may injure the Common Area or be a nuisance to any other Tenants of Premises situated on the Lands.

8.04 USE OF COMMON AREA. Subject to this Lease and to such other reasonable rules and regulations as the Landlord may make pertaining to the use of the Common Area, the Tenant will have for itself and its licensees and invitees, the non-exclusive right to use the Common Area (save and except only the roof of the Building and parking areas designated by the Landlord for the use of other tenants of the Building) in common with others entitled thereto for their proper and intended purposes during normal business hours. The Tenant acknowledges that the Common Area is subject to the exclusive control and management of the Landlord and that the Landlord shall be entitled, from time to time, to alter the Common Area and to make changes and additions thereto.

                                    ARTICLE NINE

                    SURRENDER OF PREMISES AND REMOVAL OF FIXTURES

9.01 SURRENDER. Upon the expiration or earlier termination of this Lease and the Term and any period of overholding, the Tenant will surrender to the Landlord possession of the Premises and fixtures thereon (subject to the Article 9), all of which will become the property of the Landlord without any claim by a compensation to the Tenant, all in good order, condition, and repair in accordance with the Tenant's obligation to repair and maintain, and free and clear of all encumbrances and all claims of the Tenants or of any person claiming by or through or under the Tenants, and all the rights of the Tenant under this Lease will terminate (but the Tenant, notwithstanding such termination, will remain and be liable to the Landlord for any loss, damage, expenses, or costs suffered or incurred by the Landlord by reason of any default by the Tenant).

9.02 DOCUMENT OF SURRENDER. If this Lease and the Term are terminated for any reason, the Tenant will deliver to the Landlord forthwith a document surrendering this Lease in form acceptable for registration in the appropriate Land Titles Office.

9.03 CONDITIONS OF PREMISES. Without restricting the generality of article 9.01, the Tenant, immediately before the expiration or earlier termination of the lease will wash the floors, windows, doors, walls and woodwork of the Premises and leave the Premises in broom clean condition.

9.04 REMOVAL OF FIXTURES. Provided that the Tenant is not in default hereunder, of the Term, remove the Tenant may, at the expiration of the term from the Premises all trade or Tenant s fixtures. If the Tenant damages the Premises during such removal, the Tenant will make good such damage. In no event will the Tenant remove from the Premises any building, plumbing, heating, air conditioning, electrical, or ventilating plan or equipment or other building services; save and except that the Landlord will be entitled upon the expiration or earlier termination of the Lease to require the Tenant to, and Tenant shall, remove its installations, alterations, additions, partitions, fixtures, and anything in the nature of improvements made or installed by the Tenant or by the Landlord on behalf of the Tenant to or in the Premises, or any of the, and to make good any damage caused to the Premises by such removal.

                                     ARTICLE TEN

                            LIABILITY AND INDEMNIFICATION

10.01 NON-LIABILITY OF LANDLORD. Except for the negligence of the Landlord, the Tenant agrees that the Landlord will not be liable or responsible in any way for any personal injury that may be sustained by the Tenant or any employee or customer of the Tenant, or of any other person who may be upon the Premises or on the Common Area or sidewalks, parking areas, highways, or loading areas adjacent thereto, or for any loss of or damage or injury to, property belonging to or in the possession of the Tenant or any employee or customer of the Tenant or any other person, and without limiting the generality of the foregoing, the Landlord will not be liable or responsible in any way for any injury, loss, or damage, to person or property caused by smoke, steam, water, ice, rain, snow, or fumes which may leak, issue, or flow into, through, or from the Premises or from the water sprinkler, drainage or smoke pipes, or plumbing equipment therein or from any other place or quarter or cause by a attributable to the condition or arrangement of any electrical or other wiring or the air conditioning equipment, or for any matter or thing of whatsoever nature of kind arising from the Tenant's use and occupation of the Premises or otherwise.

10.02 INDEMNIFICATION. The Tenant will indemnify, and save harmless and Landlord from the against any and all liabilities, damages, costs, expenses, causes of action, actions, claims, suits, and judgments which the Landlord may incur or suffer or be put to by reason of or in connection with or arising from:

          a) any breach, violation, or non-performance by the Tenant of any covenant, condition, or agreement set forth in this Lease;

         b) any damage to property of the Tenant, any sub-tenant, licensee, and all persons claiming through or under the Tenant or any sub-tenant or licensee, or any of the, or damage to any other property howsoever occasioned by the condition, use, occupation, or maintenance of the premises;

         (c) any injury to any person, including death, resulting any time therefrom occurring in or about the Premises and Lands;

         (d) any wrongful act or neglect of the Tenant, its invitees, and licensees, in and about the Premises and Lands; and,

         (e) any matters referred to in Article 11.01 hereof.

10.03 SURVIVAL OF INDEMNIFICATION. Such indemnification will survive any termination of this Lease, anything in this Lease to the contrary notwithstanding.

                                   ARTICLE ELEVEN

                                      INSURANCE

11.01 TENANT'S INSURANCE. The Tenant will purchase and keep in force throughout the term:

         (a) fire insurance with extended coverage endorsement (including sprinkler leakage) covering all leasehold improvements made to or installed in the Premises by or on behalf of the Tenant in an amount equal to the full replacement value;

         (b) fire insurance with extended coverage endorsement (including sprinkler leakage) covering all the contents of the Premises, whether owned by the Tenant or for which the Tenant is responsible, in an amount at least equal to the actual cash value; and,

         (c) comprehensive general liability insurance (including without limitation, tenant's fire, legal liability, and contractual liability to cover the responsibilities assumed under Article 10.02 hereof) with a cross liability clause and otherwise in amounts and on terms acceptable to the Landlord.

11.02 POLICIES. The Tenant will effect all policies with insurers, and upon terms and in amounts, satisfactory to the Landlord. The Tenant will furnish to the Landlord copies of all policies, or insurance certificates in lieu thereof, and will provide written notice of the continuation of such policies not less than ten (10) days prior to their respective expiry dates. The Tenant will pay the premium for each policy. If the Tenant fails to purchase or keep in force such insurance, the Landlord may effect such insurance, the cost thereof being recoverable from the Tenant forthwith on demand as Additional Rent hereunder.

11.03 LANDLORD AS INSURED. The Tenant will cause each of its policies to contain an undertaking by the insurer(s) to notify the Landlord at least thirty (30) days prior to cancellation or any other change material to the Landlord's interests. The liability policy will include the Landlord as an additional named insured with a cross-liability clause.

11.04 SUBROGATION. The Landlord and Tenant will each cause any insurance policy obtained by it pursuant to this Lease to contain a waiver of subrogation clause in favour of the Landlord or Tenant, as the case may be.

11.05 LANDLORD TO INSURE. The Landlord throughout the Term will carry insurance against fire and other perils as described in the definition of Common Costs.

                                   ARTICLE TWELVE

                                DAMAGE OR DESTRUCTION

12.01 DAMAGE TO PREMISES. If and whenever the Premises are destroyed or damaged by fire or other casualty against which the Landlord is insured, so as to be totally unfit for occupancy, rent will abate until the Premises are repaired or rebuilt. If and whenever the Premises are damaged by fire or other casualty against which the Landlord is insured and the damage is such that the Premises can be partially used, then until such damage is repaired, rent will abate by the same proportion as the area of the part of the Premises rendered unfit for occupancy is of the whole of the Premises. The Landlord, with reasonable diligence, will repair and restore the Premises unless the Tenant is obliged to repair hereunder or unless this Lease is terminated pursuant to Article 12.02 hereof.

12.02 TERMINATION. If the Premises are damaged or destroyed by any cause whatsoever, and if, in the opinion of the Landlord reasonably arrived at, the Premises cannot be rebuilt or made fit for the purposes of Tenant within ninety (90) days of the damage or destruction, the Landlord at its option may terminate this Lease by giving to the Tenant, with thirty (30) days after such damage or destruction, notice of termination, and thereupon Basic Rent and Additional Rent will be apportioned and paid to the date of the damage or destruction and the Tenant will immediately deliver up possession of the Premises to the Landlord.

12.03 DAMAGE TO BUILDING. If the Building in which the Premises are situated is damaged or destroyed by any cause whatsoever (irrespective of whether the Premises are damaged or destroyed) and if, in the opinion of the Landlord reasonably arrived at, the Building cannot be rebuilt or made fit the purposes of the affected Tenants within one hundred eighty (180) days of the damage or destruction, the Landlord, at its option, may terminate this Lease by giving to the Tenant, within thirty (30) days of such damage or destruction, notice of termination requiring vacant possession of the Premises sixty (60) days after delivery of such notice and thereupon Basic Rent and Additional Rent will be apportioned and paid to the date on which vacant possession is required and Tenant will deliver up possession of the Premises to the Landlord in accordance with such notice.

                                  ARTICLE THIRTEEN

                                   QUIET ENJOYMENT

13.01 QUIET ENJOYMENT. If the Tenant duly and regularly pays the rent and complies with its obligations under this Lease, the Tenant will be entitled to (and shall and may ) peaceably possess and enjoy the Premises during the Term without any interruption or disturbance from the Landlord or any person or persons claiming by, through, or under the Landlord.

                                  ARTICLE FOURTEEN

          PERFORMANCE OF TENANT'S COVENANTS, DEFAULT, AND BANKRUPTCY

14.01 LANDLORD MAY PERFORM COVENANTS. If the Tenant is in default of any of its covenants and agreements herein, then the Landlord, without limiting any other remedy which it may have, will have the right to remedy any such default, and for such purpose may at any time enter upon the Premises. No entry for such purpose will be deemed to cause a forfeiture or termination of this Lease. In order to cure such default, the Landlord may do such without things as are necessary to cure the default and such things as may be incidental thereto (including limitation, the right to make repairs and to expend monies). The Tenant will reimburse the Landlord forthwith upon demand as Additional Rent hereunder the aggregate of all expenses incurred by the Landlord in remedying any such default. The Landlord will be under no obligation to remedy any default of the Tenant, and will not incur any liability to the Tenant for any action or omission in the course of its remedying or attempting to remedy any such default unless such act amounts to intentional misconduct or gross negligence on the part of the Landlord.

14.02  RIGHTS OF TERMINATION. If and whenever:

          (a) the Premises become vacant or remain unoccupied for five (5) days or more or are not used for the purpose herein permitted;

         (b) any rent or Additional Rent remains unpaid after any of the days on which the same ought to have been paid and following ten (10) days' notice of non-payment by the Landlord to the Tenant;

         (c) there is a breach of any of the Tenant's obligations hereunder (other than as set out in the other clauses of this Article) which is not cured within fifteen (15) days after delivery of notice by the Landlord to the Tenant specifying such breach, PROVIDED THAT if any default of the Tenant can only be cured by the performance of work or the furnishing of materials, and if such work cannot reasonably be completed or such materials reasonably obtained and utilized within said fifteen (15) days, such default will not be deemed to continue if the Tenant proceeds promptly with such work as may be necessary to cure the default and continued diligently to complete such work;

         (d) the Term or any goods and chattels on the Premises are at any time seized or taken in execution or attachment;

         (e) a receiver, guardian, trustee in bankruptcy, or any other similar officer is appointed to take charge of all or any substantial part of the Tenant's property by a court of competent jurisdiction;

         (f) a petition is filed for the reorganization of the Tenant under any provision of the Bankruptcy Act or any law of Canada or any Province thereof or of the jurisdiction in which the Tenant is incorporated relating to bankruptcy or insolvency then in force;

         (g)      the Tenant becomes insolvent;

         (h) the Tenant files a petition for such reorganization or for arrangements under any provision of the Bankruptcy Act or any law of Canada or any Province thereof or of the jurisdiction in which the Tenant is incorporated relating to bankruptcy or insolvency then in force and providing a plan for a debtor to settle, satisfy, or to extend the time for the payment of debts;

         (i) if any application, petition, certificate, or order is made or granted for the winding up or dissolution of the Tenant, voluntarily or otherwise;

         (j) the Tenant assigns, sub-lets, or parts with possession of the Premises without the Landlord's consent as required herein;

then in any of the said cases (and notwithstanding any prior waiver of breach of covenant), the Landlord, at its option, may (and without prejudice to any other right or remedy it may then have or be entitled to) cancel this Lease, whereupon this Lease will terminate and the Term will expire and be ended and the then current month's rent and the next ensuring three months' Basic Rent and all Additional Rent for the then current year (to be reckoned on the rate for the next preceding year in case the rate for the then current year has not been fixed) shall thereupon become immediately due and payable, and the Term, at the option of the Landlord, will be forfeited and the Landlord may immediately distrain for all such rent as well as any arrears then unpaid and the Landlord lawfully may immediately or at any time thereafter and without notice or any form of legal process re-enter upon the premises or any part thereof in the name of the whole and repossess the same, and expel the Tenant and those claiming through or under it, and remove its or their effects (forcibly if necessary) without being deemed guilty of any manner of trespass and without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenant.

14.03 WAIVER WITH RESPECT TO RE-ENTRY. The Tenant waives any requirement that notice of the Landlord's intention to re-enter be served or that the Landlord commence legal proceedings in order to re-enter.

14.04 WAIVER OF BENEFIT OF LEGISLATION AND SEIZURE. The Tenant irrevocably waives and renounces the benefit of any present or future law taking away or diminishing the Landlord's privilege on the property of the Tenant and right of distress and agrees with the Landlord, notwithstanding any such law, that the Landlord may seize and sell all the Tenant's goods and property, whether within the Premises or not, and apply the proceeds of such sale upon rent and all other amounts outstanding hereunder and upon the cost of the seizure and sale in the same manner as might have been done if such law had not been passed. The Tenant further agrees that if it leaves the Premises leaving any Basic Rent or Additional Rent or other amounts to be paid hereunder unpaid, the Landlord, in addition to any remedy otherwise provided at law or in equity, may seize and sell the goods and chattels of the Tenant at any place to which the Tenant or any other person may have removed them, in the same manner as if such goods and chattels have remained on the Premises.

14.05 REMEDIES OF LANDLORD ARE CUMULATIVE. The remedies of the Landlord in this Lease are cumulative and are in addition to any remedies of the Landlord at law or in equity. No remedy will be deemed to be exclusive and the Landlord may from time to time have recourse to one or more of all the available remedies specified herein or at law or in equity.

                                   ARTICLE FIFTEEN

                            IMPOSSIBILITY OF PERFORMANCE

15.01 NON-PERFORMANCE BY LANDLORD. Whenever the Landlord is unable to fulfill any obligation hereunder in respect of the provision of any service, utility, work, or repairs by reason of being unable to obtain the materials, goods, equipment, service utility, or labour required to enable it to fulfill such obligation or by reason of any law or regulation or by reason of any other cause beyond its reasonable control, the Landlord will be entitled to extend the time for fulfillment of such obligation by a time equal to the duration of the delay or restriction. The Tenant will not be entitled to any compensation for any inconvenience, nuisance, or discomfort thereby occasioned, or to cancel this Lease.

                                   ARTICLE SIXTEEN

                                     REGULATIONS

16.01 REGULATION. The Tenant and its employees, agents, contractors, licensees, and invitees will be bound by all such reasonable regulations as the Landlord may from time to time make of which written notice is given to the Tenant. All such regulations will be deemed to be incorporated into and form part of this Lease.

                                  ARTICLE SEVENTEEN

                                     OVERHOLDING

17.01 OVERHOLDING. If the Tenant remain possession of the Premises after the expiration of this Lease and without the execution and delivery of a new lease, the Landlord may re-enter and take possession of the Premises and remove the Tenant therefrom and the Landlord may use such force as if may deem necessary for the purchase without being liable in respect thereof or for any loss or damage occasioned thereby, PROVIDED THAT while the Tenant remains in possession after the expiration of this Lease, the tenancy, in the absence of written agreement, will be from month to month only at a rent per month equal to 1.25 times the Gross Rent and Additional Rent for management payable in respect of the month immediately preceding expiration of the Lease payable in advance on the first day of each month and shall be subject to all terms of the lease, except that the tenancy will be from month to month only and a tenancy from year to year will not be created by implication of law.

                                 ARTICLE EIGHTEEN

                            INSPECTION, SALE, AND LEASE

18.01 SIGN. The Landlord may from time to time place upon the premises a notice of reasonable dimensions and reasonably placed so as not to interfere with the business of the Tenant stating that the Lands are for sale, and during the last six months of the Term may similarly place a sign stating that the Premises are to be let.

18.02 INSPECTION. The Landlord or its representatives may exhibit the Premises at reasonable times to prospective tenants during the last six months of the Term and may also exhibit the Premises at reasonable times for the purposes of the Landlord's own financing and for prospective purchasers.

                                ARTICLE NINETEEN

                                  MISCELLANEOUS

19.01 WAIVER. No waiver of any default will be binding unless acknowledged in writing by the Landlord.

19.02 CONDONING. Any condoning, excusing, or overlooking by the Landlord of any default will not operate as a waiver of the Landlord's rights hereunder in respect of any subsequent default.

19.03 SUBORDINATION. This Lease at the request of the Landlord will be subject, subordinate, and postponed to all mortgages (including any deed of trust and mortgage securing bonds and all indentures supplemental thereto) which may now or hereafter charge or affect the Premises and to all renewals, modifications, consolidations, replacements, and extensions of such mortgages, to the intent that such mortgages and all renewals, modifications, consolidations, replacements, and extensions thereof will have priority over this Lease notwithstanding the respective dates of execution or registration thereof. The Tenant agrees to execute promptly and document in confirmation of such subordination, postponement, and priority which the Landlord may request and if the Tenant does not so execute such document within ten (10) days after demand in writing, the Tenant does hereby make, constitute, and irrevocably appoint the Landlord as his attorney-in-fact writing, and in his name, place, and stead so to do.

19.04 ACKNOWLEDGMENT BY THE TENANT. The Tenant will execute promptly, when requested by the Landlord, a certificate in favour of any prospective mortgagee or purchaser of the Landlord certifying the status of this Lease, any modifications or breaches of this Lease, and the status of the rent account, all with the intent that any such acknowledgment or certificate may be relied upon by any party to whom it is directed.

19.05 SEVERABILITY. If any provision of this Lease is illegal, invalid, or unenforceable at law, it will be deemed to be severed form this Lease and the remaining provisions will nevertheless continue to be in full force and effect.

19.06 HEADINGS. All headings in this Lease are inserted for convenience of reference only and will not affect the construction and interpretation of this Lease.

19.07 REPRESENTATIONS AND ENTIRE AGREEMENT. The Tenant acknowledges and agrees that the Landlord has made the arbitrator already named shall proceed and his award fixing the basic annual rental for the renewal term shall be final.


b)       RENT SCHEDULE     COMMENCE         TERMINATION     PER SQ. FT.       ANNUALLY      MONTHLY
         -------------     --------         -----------     -----------       --------
         Sept 1/97         August 31/2001       10.30       $57,000.00       $4,750.00

b) GOODS AND SERVICES TAX (GST). This lessee shall pay Goods and Services Tax relating to the Demised Premises.

c) Lessor not to lease premises in the building to N.A.

19.18 ENURING EFFECT. This Lease and everything herein contained will enure to the benefit of and be binding upon the parties hereto and each of their respective heirs, executors, administrators, successors, and permitted assigns.

IN WITNESS WHEREOF of the parties hereto have executed this Lease as of the day and year first above written.

(LANDLORD)

KENSINGTON VILLAGE HOLDINGS LTD.

Per: /s/ Cec Avery
     ------------------------------------
        CEC AVERY - President

     /s/ Joyce Travis
     ------------------------------------
       JOYCE TRAVIS - Secretary/Treasurer

(TENANT)

BUILDERS REALTY (CALGARY) LTD.

Per: /s/ Cec Avery
     ------------------------------------
        CEC AVERY - President

     /s/ Joyce Travis
     ------------------------------------
       JOYCE TRAVIS - Secretary/Treasurer